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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 23, 2001
                                                           -------------




                             UNITED AUTO GROUP, INC.

             (Exact Name of Registrant as Specified in its Charter)







                      DELAWARE                                1-12297                            22-3086739
                      --------                                -------                            ----------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)       (IRS Employer Identification Number)




       13400 OUTER DRIVE WEST                                                                       48239
       ----------------------                                                                       -----
            DETROIT, MI                                                                     (Including Zip Code)
            -----------
  (Address of Principal Executive Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated July 23, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On July 23, 2001, United Auto Group, Inc. issued a press release announcing that an investor presentation will be available on the Company's web site beginning approximately 4:00 p.m. (ET) on Tuesday, July 24, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     July 23, 2001                    UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                --------------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT


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                                  EXHIBIT INDEX

    EXHIBIT                DESCRIPTION OF EXHIBIT                SEQUENTIAL PAGE
    NUMBER                                                            NUMBER

   EXHIBIT 99.1            Press Release of United
                           Auto Group, Inc., dated July
                           23, 2001